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                                                          OMB APPROVAL
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                               Pioneer Bond Fund
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


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     2)   Aggregate number of securities to which transaction applies:


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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid:


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               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913(04-05)

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:
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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                               SOLICITATION SCRIPT

Good (morning, afternoon, evening), may I please speak with ______? (Mr./Mrs.)______, my name is (full name) and I am calling on behalf of your investment with Pioneer Interest Shares. I wanted to confirm that you have received the combined proxy statement and prospectus for the special shareholder meeting scheduled to take place on October 16, 2007. Have you received it? (proceed to YES or NO.)

YES
Great. As a convenience to you, I can go ahead and record your voting instructions over the phone if you would like. Your Board of Trustees is recommending a vote in favor of the proposal. Would you like to vote along with the recommendation of your Board? ( proceed to "YES" or "NO - offer to review proposal(s)".

NO
Sorry to hear that. I can have another package sent out to you. (Mr./Ms.) ______, is the correct address 100 Example Street, NY, NY 10165? (If no, enter new address.) Okay, thank you. You will receive the material shortly. Once you receive the material you can contact us to answer any questions you may have and also to vote right over the phone, rather than mailing back the proxy card. If you have a pen or pencil handy, I'll leave you with our toll-free number. That number is (800) 591-8238.

YES
Thank you. I am recording your ______ vote. For confirmation purposes, may I please have your full address? "Confirm Name, Street Address, City, State and Zip." Thank you. You will receive written confirmation of your voting instructions in the mail.

NO - offer to review proposal(s):
If you would like, I can review the meeting agenda with you right now and would be happy to answer any questions you may have. Would you like to me to do so? (If "YES" review proposal.) Would you like to vote along with the recommendation of your Board? (if yes, proceed, if no, proceed to "NO") Thank you. I am recording your ______ vote. For confirmation purposes, may I please have your full address? "Confirm Name, Street Address, City, State and Zip." Thank you. You will receive written confirmation of your voting instructions in the mail.

NO
Every vote is very important. When you have a moment, please review the proxy statement/prospectus and vote your shares by contacting us directly toll-free at 1-800-301-3998. You may also log on to the website listed on your proxy card, or sign the proxy card and mail it in the return envelope provided.

ENDING THE CALL - THANK THE SHAREHOLDER
(Mr./Mrs.) _____, your vote is very important and your time is greatly appreciated. Thank you and have a nice (morning, afternoon, evening).